SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

Frederick County Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	000-50407	20-0049496
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.620.1400

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

This Form 8-K is filed in order to update the description of the common stock of Frederick County Bancorp, Inc. (the “Company”).

DESCRIPTIONOF THE COMMON STOCK

Authorized Shares.  The Company’s authorized capital stock consists of 10,000,000 shares, $.01 par value per share, all of which are currently classified as common stock (the “common stock”).  As of April 30, 2011 there were 1,476,754 shares of common stock outstanding, and 470,190 shares were reserved for issuance under the Company’s equity compensation plans.  Under Maryland law and the Articles of Incorporation of the Company, the Board of Directors has the authority to classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting power, restrictions, limitations as to distribution s and dividends, qualifications or terms or conditions of redemption of such shares.  The Board of Directors does not have the authority to change any outstanding shares of stock.  This provision allows the Board of Directors to create a series of stock with different rights than the common stock if it becomes advisable to do so, without further action by the shareholders, and without the creation of a separate class of undesignated, or “blank check” preferred stock.  The outstanding shares of common stock are fully paid and non-assessable.

Authorized, unissued and unreserved capital stock may be issued from time to time for any proper purpose without further action of the shareholders, except as required by applicable law.  Each share of common stock authorized for issuance has the same rights as, and is identical in all respects to, each other share of common stock. Issuance of newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding.  Shareholders do not have preemptive rights to purchase any subsequently issued shares of capital stock, except as the Board of Directors may specifically authorize in connection with a specific offering.

The existence of shares of authorized shares of capital stock and shares which can be reclassified by the Board of Directors which can be issued without additional shareholder approval could have the effect of rendering more difficult or discouraging hostile takeover attempts or of facilitating a negotiated acquisition.  Such shares, which may be convertible into shares of common stock, could be issued to shareholders or to a third party in an attempt to frustrate or render a hostile acquisition more expensive.  Any reclassification of shares of capital stock and issuance of such shares with voting rights or which is convertible into voting shares could adversely affect the voting power of the holders of common stock.  Shares of capital stock could be reclassified into shares which have the right to receive dividends or other distributions, such as upon the liquidation of the Company, before the holders of common stock receive dividends or distributions.

Voting.  Holders of common stock are entitled to cast one vote for each share held of record on all matters submitted to the vote of shareholders, including the election of directors.  Shareholders do not have cumulative voting rights.

Preemptive Rights.  Holders of common stock do not have any preemptive right to subscribe for or purchase any additional shares, other than any such right as the Board of Directors may expressly authorize in connection with any given offering.

Dividends.  Holders of common stock are entitled to receive such dividends as may be declared by the Board of Directors out of legally available funds. The payment of dividends will depend primarily upon the Company’s earnings, financial condition, and need for funds, as well as governmental policies and regulations applicable to it.  The Company would generally be dependent on the earnings of Frederick County Bank (the “Bank”), its wholly owned subsidiary and primary source of revenue, to pay dividends. Even if the Company and Bank have earnings in an amount sufficient to pay dividends, the Board of Directors may determine to retain earnings for the purpose of funding the growth of the Company.

Regulations of the Board of Governors of the Federal Reserve System and Maryland law as currently in effect place limits on the amount of dividends the Company may pay without prior approval.  Prior regulatory approval is required to pay dividends which exceed the Company’s net profits for the current year plus its retained net profits for the preceding two calendar years, less required transfers to surplus.  State and federal bank regulatory agencies also have authority to prohibit a bank from paying dividends if such payment is deemed to be an unsafe or unsound practice. Compliance with minimum capital requirements, as presently in effect, or as they may be amended from time to time, could limit the amount of dividends that the Bank ma pay to the Company, or which the Company may pay.

The Company has issued trust preferred securities through a trust of which it owns all of the common securities.  The principal asset of the trust is a series of the Company’s junior subordinated debentures.  At any time when the Company has elected to defer payment of interest on the junior subordinated debentures, or has defaulted on such payments, or is otherwise in default of its obligations in respect of the debentures, then the Company would be prohibited from paying dividends on its common stock.

Liquidation and Dissolution. Holder of common stock are entitled to share ratably in any distribution of the Company’s assets after payment of all debts and other liabilities, and the payment or setting aside of the preferential amount, if any, to which any class or series of capital stock senior to the common stock may be entitled, upon liquidation, dissolution or winding up or preemptive rights or other rights to subscribe for additional shares, and the common stock is not subject to conversion or redemption.

Restrictions on Ownership.   The Bank Holding Company Act of 1956, as amended, or BHC Act, generally would prohibit any company that is not engaged in banking activities and activities that are permissible for a bank holding company or a financial holding company from acquiring control of the Company. Control is generally defined as ownership of 25% or more of the voting stock or other exercise of a controlling influence. Under the BHC Act, any existing bank holding company would require the prior approval of the Federal Reserve Board, before acquiring 5% or more of the voting stock of the Company. In addition, the Change in Bank Control Act of 1978, as amended, or CBC Act, prohibits a person or group of persons from acquiring “control” of a bank holding company unless the Federal Reserve Board has been notified and has not objected to the transaction. Under a rebuttable presumption established by the Federal Reserve Board, the acquisition of 10% or more of a class of voting stock of a bank holding company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, such as the Company, would, under the circumstances set forth in the presumption, constitute acquisition of control of the bank holding company.

Certain Provisions of the Articles of Incorporation and Maryland law

Consideration of Business Combinations.  The Articles of Incorporation provide that where the Board of Directors evaluates any actual or proposed business combination, the Board of Directors shall consider the following factors: the effect of the business combination on the Company and its subsidiaries, and their respective shareholders, employees, customers and the communities which they serve; the timing of the proposed business combination; the risk that the proposed business combination will not be consummated; the reputation, management capability and performance history of the person proposing the business combination; the current market price of the Company’s capital stock; the relation of the price offered to the current value of the Company in a freely negotiated transaction and in relation to the directors’ estimate of the future value of the Company and its subsidiaries as an independent entity or entities; tax consequences of the business combination to the Company and its shareholders; and such other factors deemed by the directors to be relevant. In such considerations, the board of directors may consider all or certain of such factors as a whole and may or may not assign relative weights to any of them. The foregoing is not intended as a definitive list of factors to be considered by the board of directors in the discharge of their fiduciary responsibility to the Company and its shareholders, but rather to guide such consideration and to provide specific authority for the consideration by the board of directors of factors which are not purely economic in nature in light of the circumstances of the Company and its subsidiaries at the time of such proposed business combination.

Amendment of the Articles of Incorporation.  In general, the Articles of Incorporation may be amended upon the vote of two-thirds of the outstanding shares of capital stock entitled to vote, the standard vote required under Maryland law.

Call of Special Meetings of Shareholders.  Special meetings of the shareholders for may be called at any time by the Chairman of the Board of Directors, the President, the majority of the Board of Directors, or a special meeting may be called by the Secretary of the Corporation upon the written request of the holders of not less than fifty percent (50%) of all votes entitled to be cast at the meeting. Such written request must state the purpose or purposes of the meeting and the matters proposed to be acted on at the meeting and shall be delivered at the principal office of the Corporation addressed to the Chairman of the Board of Directors, the President or the Secretary.  The Secretary shall inform the shareholders who make the request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, the Secretary shall then notify each shareholder entitled to notice of the meeting.

Limitation of Liability and Indemnification.  The Articles of Incorporation of The Company provide that to the full extent that the Maryland General Corporation Law (the “MGCL”) permits the limitation or elimination of the liability of directors or officers, a director or officer of the Company shall not be liable to the Company or its shareholders for monetary damages.  The MGCL provides that the liability of a director or officer in a proceeding brought by or in the right of shareholders, or on behalf of shareholders may be eliminated, except that the liability of a director or officer may not be eliminated if the officer or director received an improper benefit or profit, or if a judgment against the director or officer is based on a finding that such person’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action against such person.

The Articles of Incorporation of the Company provide that to the full extent permitted by the MGCL and other applicable law, the Company shall indemnify a director or officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was such a director or officer, and the Board of Directors of The Company may contract in advance to indemnify any director or officer.  The MGCL provides that except as limited by its articles of incorporation, a corporation shall indemnify a director who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred in connection with the proceeding.  The MGCL further provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding unless (i) the act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director actually received an improper personal benefit; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful, provided however, that if the proceeding was by or in the right of the corporation, no indemnification may be made if the director is adjudged liable to the corporation.

Restrictions on Business Combinations with Interested Shareholders.  Section 3-602 of the Maryland General Corporation Law (“MGCL”), as in effect on the date hereof, imposes conditions and restrictions on certain “business combinations” (including, among other various transactions, a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance of equity securities) between a Maryland corporation and any person who beneficially owns at least 10% of the corporation’s stock (an “interested shareholder”).  Unless approved in advance by the board of directors, or otherwise exempted by the statute, such a business combination is prohibited for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. After such five-year period, a business combination with an interested shareholder must be: (a) recommended by the corporation’s board of directors, and (b) approved by the affirmative vote of at least (i) 80% of the corporation’s outstanding shares entitled to vote and (ii) two-thirds of the outstanding shares entitled to vote which are not held by the interested shareholder with whom the business combination is to be effected, unless, among other things, the corporation’s common shareholders receive a “fair price” (as defined by the statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for his or her shares. The Articles of Incorporation and Bylaws of the Company do not include any provisions imposing any special approval requirements for a transaction with a major shareholder, and they do not opt out from the operation of Section 3-602.

Control Share Acquisition Statute.  Under the MGCL’s control share acquisition law, as in effect on the date hereof, voting rights of shares of stock of a Maryland corporation acquired by an acquiring person at ownership levels of 10%, 33-1/3% and 50% of the outstanding shares are denied unless conferred by a special shareholder vote of two-

thirds of the outstanding shares held by persons other than the acquiring person and officers and directors of the corporation or, among other exceptions, such acquisition of shares is made pursuant to a merger agreement with the corporation or the corporation’s charter or bylaws permit the acquisition of such shares prior to the acquiring person’s acquisition thereof.  Unless a corporation’s charter or bylaws provide otherwise, the statute permits such corporation to redeem the acquired shares at “fair value” if the voting rights are not approved or if the acquiring person does not deliver a “control share acquisition statement” to the corporation on or before the tenth day after the control share acquisition.  The acquiring person may call a shareholder’s meeting to consider authorizing voting rights for control shares subject to certain disclosure obligations and payment of certain costs.  If voting rights are approved for more than fifty percent of the outstanding stock, objecting shareholders may have their shares appraised and repurchased by the corporation for cash. The Articles of Incorporation and Bylaws of the Company do not include any provisions restricting the voting ability of major shareholders, and do not opt out from the operation of the control share acquisition law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr.
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: May 25, 2011